COHEN & STEERS GLOBAL REALTY SHARES, INC.

CLASS A (CSFAX), CLASS C (CSFCX), CLASS F (GRSFX), CLASS I (CSSPX),

CLASS R (GRSRX) AND CLASS Z (CSFZX) SHARES

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

CLASS A (IRFAX), CLASS C (IRFCX), CLASS F (IRFFX), CLASS I (IRFIX),

CLASS R (IRFRX) AND CLASS Z (IRFZX) SHARES

Supplement dated November 30, 2020 to

Summary Prospectus and Prospectus dated May 1, 2020, as supplemented on August 13, 2020

Statement of Additional Information dated September 1, 2020

Effective November 30, 2020, Laurel Durkay will no longer serve as a portfolio manager to Cohen & Steers Global Realty Shares, Inc. and Cohen & Steers International Realty Fund, Inc. (the “Funds”). All references to Laurel Durkay in each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information are hereby removed. Jon Cheigh, William Leung and Rogier Quirijns will continue to serve as portfolio managers of the Funds.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR RECORDS

MultiSupp – 11.30.2020